                                                                     Exhibit 4.1



NUMBER                               BLAIR                               SHARES
CU                               CORPORATION                           ________
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


COMMON STOCK                                               COMMON STOCK
    (NEW)                                               CUSIP 092828 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS
CERTIFIES
THAT

                                ====SPECIMEN====


IS THE OWNER OF



      FULLY PAID AND NON-ASSESSABLE SHARES WITHOUT NOMINAL OR PAR VALUE OF
                              THE COMMON STOCK OF

---============================BLAIR CORPORATION=============================---
(hereinafter called the "Corporation") transferable on the books of the Corporation by the registered owner hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                                    BLAIR CORPORATION

                                [BLAIR CORPORATION        By
                                  CORPORATE SEAL]

      /s/ David A. Blair                                     /s/ John E. Zawacki
      -------------------                                    -------------------
                Secretary                                              President

--------------------------------------------------------------------------------
Countersigned and Registered
                               National City Bank
                               (Cleveland, Ohio)
                                                    Transfer Agent and Registrar

By


                                                            Authorized Signature
--------------------------------------------------------------------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM--as tenants in common   UNIF GIFT MIN ACT--........Custodian.......
     TEN ENT--as tenants by the                          (Cust)          (Minor)
              entireties                           under Uniform Gifts to Minors
     JT TEN --as joint tenants with                Act..........................
              right of survivorship                   (State)
              and not as tenants in
              common
     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,_______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
     --------------------------------------


     --------------------------------------


     ---------------------------------------------------------------
        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

     ---------------------------------------------------------------

     ---------------------------------------------------------------

                                                               SHARES
     ----------------------------------------------------------
     OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
                                                 ATTORNEY
     --------------------------------------------
     TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES. DATED
          ---------------------------------------


                              -------------------------------------------------
                      NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





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